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                                                                  Exhibit 1.3



                                 KENNAMETAL INC.

                          (A PENNSYLVANIA CORPORATION)

                             KENNAMETAL FINANCING I

                           (A DELAWARE BUSINESS TRUST)


                           4,500,000 FELINE PRIDES(SM)






                               PURCHASE AGREEMENT













DATED:  JANUARY   , 1998


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                                 KENNAMETAL INC.
                          (A PENNSYLVANIA CORPORATION)

                             KENNAMETAL FINANCING I
                           (A DELAWARE BUSINESS TRUST)

                                 FELINE PRIDES*

                    (STATED AMOUNT OF $50 PER FELINE PRIDES)

                               EACH CONSISTING OF

              A PURCHASE CONTRACT OF KENNAMETAL INC. REQUIRING THE
                          PURCHASE ON FEBRUARY 16, 2001
                      OF CERTAIN SHARES OF CAPITAL STOCK OF
                                 KENNAMETAL INC.

                                       AND

                     A % TRUST ORIGINATED PREFERRED SECURITY
                            OF KENNAMETAL FINANCING I


                               PURCHASE AGREEMENT


                                                               January , 1998


MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
  Incorporated
Goldman, Sachs & Co.
c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated

Merrill Lynch World Headquarters
World Financial Center
North Tower
New York, New York  10281-1209

Ladies and Gentlemen:

                  Kennametal Inc., a Pennsylvania corporation (the "Company"), and Kennametal Financing I, a Delaware statutory business trust (the "Trust" and, together with the Company, the "Offerors"), confirm their agreement with Merrill Lynch & Co., Merrill Lynch, Pierce,

--------

         * "FELINE PRIDES," "INCOME PRIDES," AND "GROWTH PRIDES" ARE SERVICE MARKS OF MERRILL LYNCH & CO., INC.


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Fenner & Smith Incorporated ("Merrill Lynch") and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters", which term shall also include any Underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch and Goldman, Sachs & Co. are acting as representatives (in such capacity, the "Representatives") with respect to the issue and sale by the Offerors and the purchase by the Underwriters, acting severally and not jointly, of the respective number of FELINE PRIDES(sm), each of which will initially consist of a unit (referred to as Income PRIDES(sm) with a Stated Amount of $50 comprised of (a) a stock purchase contract (the "Purchase Contract") under which (i) the holder will purchase from the Company on February 16, 2001, a number of shares of capital stock, par value $1.25 per share, of the Company (the "Common Stock"), equal to the Settlement Rate as set forth in the Purchase Contract Agreement (defined below) and (ii) the Company will pay to the holder unsecured, subordinated contract adjustment payments, if any, and (b) either beneficial ownership of a ____% Trust Originated Preferred Security ("Trust Preferred Security"), having a stated liquidation amount per Trust Preferred Security equal to the Stated Amount, representing a preferred undivided beneficial interest in the assets of the Trust, or upon the occurrence of a Tax Event Redemption prior to the Purchase Contract Settlement Date, the Applicable Ownership Interest in the Treasury Portfolio (the "Initial Securities"). The Company and the Trust also propose to grant to the Underwriters an option to purchase up to 675,000 additional Income PRIDES (the "Option Securities" and together with the Initial Securities, the "Securities") as described in Section 2(b) hereof. In accordance with the terms of the Purchase Contract Agreement, to be dated as of January , 1998, between the Company and , as Purchase Contract Agent (the "Purchase Contract Agent"), the Trust Preferred Securities constituting a part of the Securities will be pledged by the Purchase Contract Agent, on behalf of the holders of the Securities, to
                , as Collateral Agent, pursuant to the Pledge Agreement, to be dated as of January , 1998 (the "Pledge Agreement"), among the Company, the Purchase Contract Agent and the Collateral Agent, to secure the holders' obligation to purchase Common Stock under the Purchase Contracts. The rights and obligations of a holder of Securities in respect of Trust Preferred Securities, subject to the pledge thereof, and Purchase Contracts will be evidenced by Security Certificates (the "Security Certificates") to be issued pursuant to the Purchase Contract Agreement.

                  The Trust Preferred Securities will be guaranteed by the Company with respect to distributions and payments upon liquidation, redemption and otherwise (the "Trust Preferred Securities Guarantee") pursuant to the Trust Preferred Securities Guarantee Agreement, dated as of January , 1998 (the "Trust Preferred Securities Guarantee Agreement"), executed and delivered by the Company and The First National Bank of Chicago, as trustee (the "Guarantee Trustee"), for the benefit of the holders from time to time of the Trust Preferred Securities, and certain back-up undertakings of the Company. All, or substantially all, of the proceeds from the sale of the Trust Preferred Securities will be combined with the entire net proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities" and, together with the Trust Preferred Securities, the "Trust Securities") guaranteed by the Company with respect to distributions and payments upon liquidation and redemption (the "Common Securities Guarantee" and, together with the Trust Preferred Securities Guarantee, the "Guarantees") pursuant to the Common Securities Guarantee Agreement, dated as of January , 1998 (the "Common


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Securities Guarantee Agreement" and, together with the Trust Preferred
Securities Guarantee Agreement, the "Guarantee Agreements"), executed and delivered by the Company for the benefit of the holders from time to time of the Common Securities, and certain backup-undertakings of the Company, and will be used by the Trust to purchase the % Debentures due February 16, 2003 (the "Debentures") of the Company. The Trust Preferred Securities and the Common Securities will be issued pursuant to the amended and restated agreement of trust of the Trust, dated as of November 12, 1997 (the "Declaration"), among the Company, as Sponsor, , and (the "Regular Trustees"), and , as the institutional trustee (the "Institutional Trustee") and First Chicago Delaware, Inc., as the Delaware trustee (the "Delaware Trustee" and, together with the Institutional Trustee and the Regular Trustees, the "Trustees"), and the holders from time to time of undivided beneficial interests in the assets of the Trust. The Debentures will be issued pursuant to the Indenture, dated as of January , 1998 (the "Base Indenture"), between the Company and the Bank of New York, as Trustee (the "Debt Trustee"), as supplemented by the First Supplemental Indenture, dated January , 1998 (the Base Indenture, as supplemented and amended, being referred to as the "Indenture"). Capitalized terms used herein without definition shall be used as defined in the Prospectus.

                  It is understood that the Company is concurrently entering into purchase agreements providing for the offering by the Company of an aggregate of 4,300,000 shares of Common Stock and of $450,000,000 aggregate principal amount of senior debt (the "Concurrent Offerings").

                  Prior to the purchase and public offering of the Securities by the Underwriters, the Offerors and the Underwriters shall enter into an agreement substantially in the form of Schedule B hereto (the "Pricing Agreement"). The Pricing Agreement may take the form of an exchange of any standard form of written communication between the Offerors and the Underwriters and shall specify such applicable information as is indicated in Schedule B hereto. The offering of the Securities will be governed by this Agreement, as supplemented by the Pricing Agreement. From and after the date of the execution and delivery of the Pricing Agreement, this Agreement shall be deemed to incorporate the Pricing Agreement.

                  The Company and the Trust have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-40809) covering the registration of securities of the Company and the Trust, including the Securities and the Purchase Contracts and Trust Preferred Securities included in and shares of Common Stock underlying, the Securities, under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses, and the offering thereof from time to time in accordance with the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and the Company has filed such post-effective amendments thereto as may be required prior to the execution of the Pricing Agreement. Such registration statement, as so amended, has been declared effective by the Commission. Such registration statement, as so amended, including the exhibits and schedules thereto, if any, and the information, if any, deemed to be a part thereof pursuant to Rule 430A(b) of the 1933 Act Regulations (the "Rule 430A Information") or Rule 434(d) of the 1933 Act Regulations (the "Rule 434 Information"), is referred to herein as the "Registration


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Statement"; and the final prospectus relating to the offering of the Securities, in the form first furnished to the Underwriters by the Company for use in connection with the offering of the Securities, are collectively referred to herein as the "Prospectus"; provided, however, that all references to the "Registration Statement" and the "Prospectus" shall be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), prior to the execution of the applicable Pricing Agreement; provided, further, that if the Offerors file a registration statement with the Commission pursuant to Section 462(b) of the 1933 Act Regulations (the "Rule 462(b) Registration Statement"), then after such filing, all references to "Registration Statement" shall be deemed to include the Rule 462(b) Registration Statement; and provided, further, that if the Offerors elect to rely upon Rule 434 of the 1933 Act Regulations, then all references to "Prospectus" shall be deemed to include the final or preliminary prospectus and the applicable term sheet or abbreviated term sheet (the "Term Sheet"), as the case may be, in the form first furnished to the Underwriters by the Company in reliance upon Rule 434 of the 1933 Act Regulations, and all references in this Underwriting Agreement to the date of the Prospectus shall mean the date of the Term Sheet. A "preliminary prospectus" shall be deemed to refer to any prospectus used before the registration statement became effective and any prospectus that omitted, as applicable, the Rule 430A Information, the Rule 434 Information or other information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations, that was used after such effectiveness and prior to the execution and delivery of the applicable Pricing Agreement. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the electronically transmitted copy thereof filed with the Commission pursuant to its Electronic Data
Gathering, Analysis and Retrieval system ("EDGAR").

                  All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

                  The Offerors understand that the Underwriters propose to make a public offering of the Securities as soon as the Underwriters deem advisable after the Pricing Agreement has been executed and delivered and the Declaration, the Indenture and the Trust Preferred Securities Guarantee Agreement have been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act").



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                  SECTION 1. Representations and Warranties.

                  (a) The Offerors represent and warrant to each Underwriter as of the date hereof and as of the date of the Pricing Agreement (such later date being hereinafter referred to as the "Representation Date") that:

                  (i) The Company and the Trust meet, and at the respective times of the commencement and consummation of the offering of the Securities will meet, the requirements for the use of Form S-3 under the 1933 Act. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Offerors, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at each Representation Date, the Registration Statement, any Rule 462 Registration Statement and any amendments or supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations") and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the date of the Prospectus and at the Closing Time (as defined herein), the Prospectus and any amendments and supplements thereto did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Offerors elect to rely upon Rule 434 of the 1933 Act Regulations, the Offerors will comply with the requirements of Rule 434. Notwithstanding the foregoing, the representations and warranties in this subsection shall not apply to
         (A) statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Offerors in writing by any Underwriter through Merrill Lynch expressly for use in the Registration Statement or the Prospectus or (B) the part of the Registration Statement which shall constitute the Statement of Eligibility (Form T-1) under the 1939 Act.

                  Each preliminary prospectus and prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied as so filed in all material respects with the 1933 Act Regulations and, if applicable, each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of the Securities will, at the time of such delivery, be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.



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                  (ii) The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act, and the rules and regulations of Commission thereunder (the "1934 Act Regulations"), and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, at the time the Prospectus was issued and at the Closing Time, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were or are made, not misleading.

                  (iii) Each of the accountants who certified the financial statements and supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                  (iv) The financial statements of the Company included or incorporated by reference in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries as at the dates indicated and the statement of operations, shareholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified. The financial statements of Greenfield Industries, Inc. ("Greenfield") included or incorporated by reference in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of Greenfield and its consolidated subsidiaries as at the dates indicated and the statement of operations, stockholders' equity and cash flows of Greenfield and its consolidated subsidiaries for the periods specified. Each of the financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included or incorporated by reference in the Registration Statement and the Prospectus present fairly in accordance with GAAP the information required to be stated therein. The ratio of earnings to fixed charges included in the Prospectus has been calculated in compliance with Item 503(d) of Regulation S-K of the Commission. The selected financial data and the summary financial information included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement and the Prospectus. The pro forma financial statements and the related notes thereto included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.



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                  (v) Since the respective dates as of which information is
         given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries, considered as one enterprise, and (C) except for regular quarterly dividends on the Common Stock in amounts per share that are consistent with past practice there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (vi) The Company has been duly organized, is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement, the Pricing Agreement, the Purchase Contract Agreement, the Pledge Agreement and the Guarantee Agreements. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not have a Material Adverse Effect.

                  (vii) Other than the Trust, each subsidiary of the Company has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not result in a Material Adverse Effect; all of the issued and outstanding shares of capital stock of each subsidiary of the Company have been authorized and validly issued, are fully paid and non-assessable and all such shares are owned by the Company, directly or through its subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. None of the outstanding shares of capital stock of the subsidiaries was issued in violation of preemptive or other similar rights of any securityholder of such subsidiary. The only subsidiaries of the Company are the subsidiaries listed on Schedule C hereto.

                  (viii) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in


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         the Prospectus). The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

                  (ix) The Trust has been created and is validly existing in good standing as a business trust under the Delaware Business Trust Act (the "Delaware Act") with the power and authority to own property and to conduct its business as described in the Registration Statement and Prospectus and to enter into and perform its obligations under this Agreement, the Pricing Agreement, the Trust Preferred Securities, the Common Securities and the Declaration; the Trust is qualified to transact business as a foreign company and is in good standing in each jurisdiction in which such qualification is necessary, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect on the Trust; the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus; the Trust is and will, under current law, be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation.

                  (x) The Purchase Contract Agreement has been duly authorized by the Company and, at the Closing Time, when validly executed and delivered by the Company and assuming due authorization, execution and delivery of the Purchase Contract Agreement by the Purchase Contract Agent, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, and will conform in all material respects to the description thereof contained in the Prospectus and at the Closing Time, the Trust Preferred Securities Guarantee Agreement will have been duly qualified under the 1939 Act.

                  (xi) The Pledge Agreement has been duly authorized by the Company and, at the Closing Time, when validly executed and delivered by the Company and assuming due authorization, execution and delivery of the Pledge Agreement by the Collateral Agent and the Purchase Contract Agent, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, and will conform in all material respects to the description thereof contained in the Prospectus.

                  (xii) The Remarketing Agreement has been duly authorized by each of the Offerors and, at the Closing Time, when validly executed and delivered by each of the Offerors and assuming due authorization, execution and delivery of the Remarketing Agreement by the Purchase Contract Agent and the Remarketing Agent, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, and will conform in all material respects to the description thereof contained in the Prospectus.

                  (xiii) The Common Securities have been duly authorized by the Declaration and, when issued and delivered by the Trust to the Company against payment therefor as described in the Registration Statement and the Prospectus, will be validly issued


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         and will represent undivided beneficial interests in the assets of the
         Trust and will conform in all material respects to the description thereof contained in the Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights; and at the Closing Time all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right.

                  (xiv) The Declaration has been duly authorized by the Company and, at the Closing Time, will have been executed and delivered by the Company and the Trustees, and assuming due authorization, execution and delivery of the Declaration by the Institutional Trustee and the Delaware Trustee, the Declaration will, at the Closing Time, be a legal, valid and binding obligation of the Company and the Regular Trustees, enforceable against the Company and the Regular Trustees in accordance with its terms, and will conform in all material respects to the description thereof contained in the Prospectus; and at the Closing Time, the Declaration will have been duly qualified under the 1939 Act.

                  (xv) Each of the Guarantee Agreements has been duly authorized by the Company and, when validly executed and delivered by the Company, and, in the case of the Trust Preferred Securities Guarantee Agreement, assuming due authorization, execution and delivery of the Trust Preferred Securities Guarantee by the Guarantee Trustee, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, and each of the Guarantees and the Guarantee Agreements will conform in all material respects to the description thereof contained in the Prospectus; and at the Closing Time, the Trust Preferred Securities Guarantee Agreement will have been duly qualified under the 1939 Act.

                  (xvi) The Securities have been duly authorized for issuance and sale to the Underwriters and, when issued and delivered against payment of the consideration as provided herein, will be validly issued and fully paid and non-assessable and will conform in all material respects to the description thereof contained in the Prospectus and such description conforms to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability by reason of being such a holder; the issuance of the Securities is not subject to preemptive or other similar rights of any securityholder of the Company.

                  (xvii) The shares of Common Stock to be issued and sold by the Company pursuant to the Purchase Contract Agreement (the "Shares"), when issued and delivered in accordance with the provisions of the Purchase Contract Agreement and the Pledge Agreement, will be authorized, validly issued and fully paid and non-assessable and will conform in all material respects to the description thereof contained in the Prospectus and such description conforms to the rights set forth in the instruments defining the same; no holder of the Shares will be subject to personal liability by reason of being such a holder; and the issuance of such Shares will not be subject to preemptive or other similar rights of any securityholder of the Company.

                  (xviii) The Indenture has been duly authorized by the Company and qualified under the 1939 Act and, at the Closing Time, will have been executed and delivered and will constitute a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms; the Indenture will conform in all material respects to the description thereof contained in the Prospectus.

                  (xix) The Debentures have been duly authorized by the Company and, at the Closing Time, will have been executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Prospectus, will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, and will be in the form contemplated by, and entitled to the benefits of, the Indenture and will conform in all material respects to the description thereof contained in the Prospectus.

                  (xx) Each of the Regular Trustees of the Trust is an employee of the Company and has been authorized by the Company to execute and deliver the Declaration.

                  (xxi) Neither the Company nor any of its subsidiaries is in violation of its articles of incorporation or by-laws. The Trust is not in violation of the Declaration or its certificate of trust filed with the State of Delaware on November 12, 1997 (the "Certificate of Trust"); none of the Company, any of its subsidiaries or the Trust is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, note, lease, loan or credit agreement or any other agreement or instrument to which the Company, any of its subsidiaries or the Trust is a party or by which any of them may be bound, or to which any of the property or assets of the Company, any subsidiary or the Trust is subject (collectively "Agreements and Instruments"), or in violation of any applicable law, rule or regulation or any judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets, which violation or default would, singly or in the aggregate, have a Material Adverse Effect.

                  (xxii) The entry into the Purchase Contracts underlying the Securities by the Company, the offer of the Securities as contemplated herein and in the Prospectus, the issue of the Shares and the sale of the Shares by the Company pursuant to the Purchase Contracts; the execution, delivery and performance of this Agreement, the Pricing Agreement, the Purchase Contracts, the Purchase Contract Agreement, the Pledge Agreement, the Remarketing Agreement, the Declaration, the Trust Preferred Securities, the Common Securities, the Indenture, the Debentures, the Guarantee Agreements and the Guarantees, and the consummation of the transactions contemplated herein, therein and in the Registration Statement (including the issuance and sale of the Securities, the use of proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds" and the concurrent issuance and sale of Common Stock and $450,000,000 aggregate principal amount of senior debt by the Company (the "Concurrent Offerings")) and compliance by the

         Offerors with their obligations hereunder and thereunder have been authorized by all necessary action (corporate or otherwise) and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of any of the terms or provisions of, or constitute a default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, any subsidiary or the Trust pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will any such action result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary or the Declaration or Certificate of Trust or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company, any subsidiary or the Trust or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company, any subsidiary or the Trust.

                  (xxiii) No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

                  (xxiv) There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened against or affecting the Trust, the Company or any of its subsidiaries which is required to be disclosed in the Registration Statement and the Prospectus (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might be reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the Concurrent Offerings, the Pricing Agreement, the Purchase Contracts, the Purchase Contract Agreement, the Pledge Agreement, the Guarantee Agreements, the Indenture or the performance by the Company of it obligations hereunder and thereunder. The aggregate of all pending legal or governmental proceedings to which the Trust, the Company or any subsidiary thereof is a party or of which any of their respective properties or operations is the subject which are not described in the Registration Statement and the Prospectus, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

                  (xxv) There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

                  (xxvi) This Agreement and the Pricing Agreement have been duly authorized, executed and delivered by each of the Offerors.

                  (xxvii) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

                  (xxviii) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Offerors of their obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder, the entry into the Purchase Contracts underlying the Securities, in connection with the issuance and sale of the Common Securities, and the issuance and sale of the Shares by the Company pursuant to such Purchase Contracts or the consummation of the transactions contemplated by this Agreement or the issuance and sale of Common Stock and of senior debt of the Company pursuant to the Concurrent Offerings, except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

                  (xxix) The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

                  (xxx) The Company and its subsidiaries have good and marketable title to all real property owned by the Company and its subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectus or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Prospectus, are in full force and effect, and neither the Company nor any subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

                  (xxxi) Except as described in the Registration Statement and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements,
         (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

                  (xxxii) The Company has complied with, and is and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business in Cuba, codified as Section 517.075 of the Florida statutes, and the rules and regulations thereunder (collectively, the "Cuba Act") or is exempt therefrom.

                  (xxxiii) None of the Trust nor the Company or any of its subsidiaries is, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                  (xxxiv) The Company has filed all federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, might have) a Material Adverse Effect or a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                  (b) Any certificate signed by any officer of the Company or a Trustee of the Trust and delivered to the Representatives or to counsel for the Representatives shall be deemed a representation and warranty by the Company or the Trust, as the case may be, as to the matters covered thereby.

                  SECTION 2. Sale and Delivery to the Underwriters; Closing.


                  (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Offerors agree to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Offerors, the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter at the price per security set forth in the Pricing Agreement, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

                  (1) If the Offerors have elected not to rely upon Rule 430A of the 1933 Act Regulations, the initial public offering price per Security and the purchase price per Security to be paid by the Underwriters for the Securities have each been determined and set forth in the Pricing Agreement, dated the date hereof, and any necessary amendments to the Registration Statement and the Prospectus will be filed before the Registration Statement becomes effective.

                  (2) If the Offerors have elected to rely upon Rule 430A of the 1933 Act Regulations, the purchase price per Security to be paid by the Underwriters shall be an amount equal to the initial public offering price per Security, less an amount per Security to be determined by agreement between the Underwriters and the Offerors. The initial public offering price per Security shall be a fixed price to be determined by agreement between the Underwriters and the Offerors. The initial public offering price and the purchase price, when so determined, shall be set forth in the Pricing Agreement. In the event that such prices have not been agreed upon and the Pricing Agreement has not been executed and delivered by all parties thereto by the close of business on the fourth business day following the date of this Agreement, this Agreement shall terminate forthwith, without liability of any party to any other party, unless otherwise agreed to by the Offerors and the Underwriters.

                  (b) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Offerors hereby grant to the Underwriters, severally and not jointly, the right to purchase up to an additional 675,000 Option Securities at the price per share set forth in the Pricing Agreement. The option hereby granted will expire automatically at the close of business on the 30th calendar day after (i) the later of the date the Registration Statement and any Rule 462(b) Registration Statement becomes effective, if the Offerors have elected not to rely upon Rule 430A under the 1933 Act Regulations, or (ii) the Representation Date, if the Offerors have elected to rely upon Rule 430A under the 1933 Act Regulations, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representatives to the Offerors setting forth the aggregate number of additional Optional Securities to be purchased and the time and date of delivery for the related Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representatives but shall not be later than seven full business days after the exercise of such option, nor in any event before the Closing Time, unless otherwise agreed upon by the Representatives and the Offerors. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

                  (c) The Trust Preferred Securities underlying the Securities will be pledged with the Collateral Agent to secure the holders' obligations to purchase Common Stock under the Purchase Contracts. Such pledge shall be effected by the transfer to the Collateral Agent of the Trust Preferred Securities to be pledged at the Closing Time and appropriate Date of Delivery, if any, in accordance with the Pledge Agreement.

                  (d) Payment of the purchase price for, and delivery of certificates for, the Initial Securities, shall be made, against the delivery to the Collateral Agent of the Trust Preferred Securities relating to such Securities, at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, or at such other place as shall be agreed upon by the Representatives and the Company, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called "Closing Time").

                  In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company, on each Date of Delivery as specified in the notice from the Representatives to the Company.

                  Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

                  Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business days before the Closing Time or any Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 a.m. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

                  SECTION 3. Covenants of the Offerors. The Offerors covenant with each Underwriter as follows:

                  (a) The Offerors, subject to Section 3(b), will comply with the requirements of Rule 430A of the 1933 Act Regulations and/or Rule 434 of the 1933 Act Regulations, as applicable, and will notify the Representatives immediately, and confirm the notice in writing, (i) of the effectiveness of any post-effective amendment to the Registration Statement or the filing of any supplement or amendment to the Prospectus, (ii) of the receipt of any comments from the Commission,
         (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or the initiation of any proceedings for that purpose and (v) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or the exemption from qualification of the Securities or the Shares under state securities or Blue Sky laws or the initiation or threatening of any proceeding for such purpose. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the

         Commission and, in the event that it was not, it will promptly file such prospectus. The Offerors will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

                  (b) The Offerors will give the Representatives notice of their intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment and any filing under Rule 462(b) of the 1933 Act Regulations), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise; will furnish the Representatives with copies of any such Rule 462(b) Registration Statement, Term Sheet, amendment, supplement or revision a reasonable amount of time prior to such proposed filing or use, as the case may be; and will not file or use any such Rule 462(b) Registration Statement, Term Sheet, amendment, supplement or revision to which the Representatives or counsel for the Representatives shall object.

                  (c) The Company has furnished or will deliver to the Representatives and counsel for the Representatives, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (d) The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (e) The Offerors will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Registration Statement and the Prospectus. If at any time when a Prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Offerors, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Offerors will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Offerors will furnish to the Underwriters, without charge, such number of copies of such amendment or supplement as the Underwriters may reasonably request.

                  (f) The Offerors will use their best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Offerors will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

                  (g) The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earning statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

                  (h) The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds".

                  (i) The Offerors, during the period when the Prospectus is required to be delivered under the 1933 Act of the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

                  (j) The Offerors will use their best efforts to effect the listing of the Income PRIDES and the Shares on the New York Stock Exchange and to cause the Securities to be registered under the 1934 Act.

                  (k) During a period of 90 days from the date of the Pricing Agreement, neither the Trust nor the Company will, without the prior written consent of Merrill Lynch, (A) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any Securities, Purchase Contracts, Trust Preferred Securities, Common Stock or the Debentures or any security convertible into or exchangeable or exercisable for Securities, Purchase Contracts, Trust Preferred Securities, Common Stock or the Debentures, or any equity securities substantially similar to the Securities, Trust Preferred Securities, Purchase Contracts or Common Stock or any debt securities substantially similar to the Debentures; or (B) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Securities, Purchase Contracts, Trust Preferred Securities, Common Stock or the Debentures or any security convertible into or exchangeable into or exercisable for the Securities, Purchase Contracts, Trust Preferred Securities, Common Stock or the Debentures or any debt securities substantially similar to the Debentures or equity securities substantially similar to the Securities, whether any such swap or transaction described in (A) or (B) is to be settled by delivery of Securities, Purchase Contracts, Trust Preferred Securities, Common Stock or the Debentures or other such securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities, Purchase Contracts, Trust Preferred Securities, Common Stock or the Debentures to be sold hereunder or pursuant to the Concurrent Offerings, (B) Income PRIDES or Growth PRIDES to be created or recreated upon substitution of pledged securities or shares of Common Stock issuable upon early settlement of the Income PRIDES or Growth PRIDES, (C) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, (D) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Prospectus or (E) any shares of Common Stock issued pursuant to any non-employee director stock plan or dividend reinvestment plan.

                  SECTION 4. Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, the Pricing Agreement, the Purchase Contracts, the Purchase Contract Agreement, the Pledge Agreement and the Remarketing Agreement, including, without limitation, expenses related to the following, if incurred: (i) the preparation, delivery, printing and filing of the Registration Statement and Prospectus as originally filed (including financial statements and exhibits) and of each amendment thereto; (ii) the preparation, printing and delivery to the Underwriters of this Agreement, the Pricing Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance, or delivery of the Securities; (iii) the preparation, issuance and delivery of the certificates for the Securities and the Shares to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters; (iv) the fees and disbursements of the Company's counsel, accountants and other advisors or agents (including the transfer agents and registrars), as well as fees and disbursements of the Trustees, the Purchase Contract Agent, the Remarketing Agent, the Collateral Agent and any Depositary, and their respective counsel;
(v) the qualification of the Securities and the Shares under securities laws in accordance with the provisions of Section 3(f), including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto; (vi) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, of each preliminary prospectus, any Term Sheet and of the Prospectus and any amendments or supplements thereto; (vii) the printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto; (viii) any fees payable in connection with the rating of the Securities by nationally recognized statistical rating organizations; (ix) any fees payable to the Commission; and (x) the fees and expenses incurred in connection with the listing of the Income PRIDES and the Shares on the New York Stock Exchange.

                  If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

                  SECTION 5. Conditions of Underwriters' Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Offerors herein contained or in certificates of any officer of the Company or any subsidiary or the trustees of the Trust delivered pursuant to the provisions hereof, to the performance by the Offerors of their covenants and other obligations hereunder, and to the following further conditions:

                  (a) The Registration Statement, including any Rule 462(b) Registration Statement, has become effective, and on the date hereof and at the Closing Time and any Date of Delivery, no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the satisfaction of counsel to the Underwriters. A prospectus containing Rule 430A shall have been filed with the Commission in accordance with Rule 424(b) (or any required post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A), or, if the Company has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b).

                  (b) At the Closing Time the Representatives shall have received:

                           (1) The favorable opinion, dated as of the Closing
                  Time, of David T. Cofer, Vice President, Secretary and General Counsel to the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect that:

                                          (i) The Company has been duly
                           incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania.

                                         (ii) The Company has corporate power
                           and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus.

                                        (iii) The Company is duly qualified as a
                           foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

                                         (iv) The authorized, issued and
                           outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, pursuant to reservation, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus); the shares of issued and outstanding capital stock have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

                                          (v) Except for the Trust, each U.S.
                           subsidiary of the Company has been incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not result in a Material Adverse Effect; all of the issued and outstanding capital stock of each such subsidiary of the Company has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of my knowledge, is owned by the Company directly or through subsidiaries all such shares are owned by the Company, directly or through its subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such subsidiary.

                                         (vi) The Declaration has been duly
                           authorized, executed and delivered by the Company and the Trustees and is a legal, valid and binding obligation of the Company, enforceable against the Company and each of the Regular Trustees in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) (the "Bankruptcy Exceptions"); and the Declaration has been duly qualified under the 1939 Act.

                                        (vii) All legally required proceedings
                           in connection with the authorization, issuance and validity of the Securities and the sale of the Securities in accordance with this Agreement (other than the filing of post-issuance reports, the non-filing of which would not render the Securities invalid) have been taken and all legally required orders, consents or other authorizations or approvals of any other public boards or bodies in connection with the authorization, issuance and validity of the Securities and the sale of the Securities in accordance with this Agreement (other than in connection with or in compliance with the provisions of the securities or Blue Sky laws of any jurisdictions, as to which no opinion need be expressed) have been obtained and are in full force and effect.

                                       (viii) The Registration Statement,
                           including any Rule 462(b) Registration Statement, has been declared effective under the 1933 Act and the required filing of the Prospectus pursuant to the Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of my knowledge, no stop order suspending the effectiveness of the Registration Statement or a Rule 462(b) Registration Statement has been issued under the 1933 Act, and no proceedings therefor have been initiated or threatened by the Commission.

                                         (ix) The Registration Statement as of
                           its effective date and the Prospectus and each amendment or supplement thereto as of its issue date (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we need express no opinion), complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations; and the Declaration, the Indenture, the Trust Preferred Securities Guarantee Agreement and the Statements of Eligibility on Forms T-1 with respect to each of the Institutional Trustee, the Debt Trustee, and the Guarantee Trustee filed with the Commission as part of the Registration Statement complied as to form in all respects with the requirements of the 1939 Act and the 1939 Act Regulations.

                                          (x) Each of the documents incorporated
                           by reference in the Prospectus (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we need express no opinion), when they were filed with the Commission complied as to form in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations.

                                         (xi) The Securities have been duly
                           authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration as provided in the Pricing Agreement, will be validly issued and fully paid and non-assessable and no holder of the Securities is or will be subject to personal liability by reason of being such a holder; the Common Stock and the Securities are each registered under the 1934 Act, and the Income PRIDES issuable at the Closing Time and the Shares issuable by the Company pursuant to the Purchase Contracts have been authorized for listing on the New York Stock Exchange, upon official notice of issuance.

                                        (xii) The Shares subject to the Purchase
                           Contract Agreement have been validly authorized and reserved for issuance and, when issued and delivered by the Company in accordance with the provisions of the Purchase Contract Agreement, the Purchase Contracts and the Pledge Agreement, will be fully paid and non-assessable and no holder of the Securities is or will be subject to personal liability by reason of being such a holder; the issuance of such Shares will not be subject to preemptive or other similar rights arising by law or, to the best of such counsel's knowledge, otherwise.

                                       (xiii) The issuance of the Securities is
                           not subject to preemptive or other similar rights of any securityholder of the Company.

                                        (xiv) All of the issued and outstanding
                           Common Securities of the Trust are directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right.

                                         (xv) This Agreement and the Pricing
                           Agreement have been duly authorized, executed and delivered by each of the Company and the Trust.

                                        (xvi) The Purchase Contract Agreement
                           has been duly authorized by the Company and, assuming due authorization, execution and delivery of the Purchase Contract Agreement by the Purchase Contract Agent, constitutes a legal, valid and binding obligation of the

                           Company, enforceable against the Company in accordance with its terms, subject to the Bankruptcy Exceptions.

                                       (xvii) The Pledge Agreement has been duly
                           authorized by the Company and, assuming due authorization, execution and delivery of the Pledge Agreement by the Collateral Agent and the Purchase Contract Agent, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Bankruptcy Exceptions.

                                       (xviii) The Remarketing Agreement has
                           been duly authorized by the Offerors and, assuming due authorization, execution and delivery of the Remarketing Agreement by the Purchase Contract Agent and the Remarketing Agent, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Bankruptcy Exceptions.

                                        (xix) Each of the Guarantee Agreements
                           has been duly authorized, executed and delivered by the Company; the Trust Preferred Securities Guarantee Agreement, assuming it is duly authorized, executed, and delivered by the Guarantee Trustee, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Bankruptcy Exceptions, and the Trust Preferred Securities Guarantee Agreement and the Declaration have been duly qualified under the 1939 Act.

                                         (xx) The Indenture has been executed
                           and delivered by the Company and, assuming authorization, execution, and delivery thereof by the Debt Trustee, is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Bankruptcy Exceptions; and the Indenture has been duly qualified under the 1939 Act.

                                        (xxi) The Debentures are in the form
                           contemplated by the Indenture, have been duly authorized, executed and delivered by the Company and, when authenticated by the Debt Trustee in the manner provided for in the Indenture and delivered against payment therefor by the Trust, will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the Bankruptcy Exceptions.

                                       (xxii) The entry into the Purchase
                           Contracts underlying the Securities by the Company, the offer of the Securities as contemplated herein and in the Prospectus, the issue of the Shares and the sale of the Shares by the Company pursuant to the Purchase Contracts; the execution, delivery and performance of this Agreement, the Pricing

                           Agreement, the Purchase Contracts, the Purchase Contract Agreement, the Pledge Agreement, the Remarketing Agreement, the Declaration, the Trust Preferred Securities, the Common Securities, the Indenture, the Debentures, the Guarantee Agreements and the Guarantees, and the consummation of the transactions contemplated herein, therein and in the Registration Statement (including the issuance and sale of the Securities, the use of proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds" and the concurrent issuance and sale of Common Stock and of senior debt by the Company (the "Concurrent Offerings")) and compliance by the Offerors with their obligations hereunder and thereunder have been authorized by all necessary action (corporate or otherwise) and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of any of the terms or provisions of, or constitute a default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, any subsidiary or the Trust pursuant to, the Agreements and Instruments (as defined in Section 1(a)(xxi) of the Purchase Agreement) (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will any such action result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary or the Declaration or Certificate of Trust or any applicable law, statute, rule, regulation, judgment, order, writ or decree known to me of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company, any subsidiary or the Trust or any of their respective assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company, any subsidiary or the Trust.

                                       (xxiii) All conditions precedent provided
                           for in the Purchase Contract Agreement relating to the authentication and delivery of the Security Certificates have been complied with and the Company is duly entitled to the authentication and delivery of the Security Certificates in accordance with the terms of the Purchase Contract Agreement; the Security Certificates are in a form contemplated by the Purchase Contract Agreement and comply with all applicable statutory requirements and with the requirements of the New York Stock Exchange.

                                       (xxiv) There is not pending any action,
                           suit, proceeding, inquiry or investigation, to which the Company or any subsidiary is a party, or to which the property or assets of the Company or any subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably result in a Material Adverse Effect or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the concurrent Offerings or the performance by the Company of its obligations thereunder; and to the best of my knowledge, no such actions or proceedings are threatened.

                                        (xxv) The information in the Prospectus
                           under the captions "Business - Regulation", "Business
                           - Properties", "Business - Legal Matters," "The Trust," "Use of Proceeds", "Capitalization," "Description of the FELINE PRIDES," "Description of the Purchase Contracts," "Certain Provisions of the Purchase Contract Agreements and the Pledge Agreement," "Description of the Trust Preferred Securities," "Description of the Guarantee," "Description of the Debentures," "Effect of Obligations under the Debentures and the Guarantee", "Description of Common Stock," to the extent that it constitutes matters of law, summaries of legal matters, the Company's charter and bylaws or legal proceedings, or legal conclusions, has been reviewed by me and is correct in all material respects.

                                       (xxvi) All descriptions in the Prospectus
                           of contracts and other documents to which the Company or its subsidiaries are a party are accurate in all material respects; to the best of my knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects; and no default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, agreement, note, lease or other instrument so described, referred to, filed or incorporated by reference.

                                       (xxvii) No filing with, or authorization,
                           approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as any be required under the securities or blue sky laws of the various states, as to which we need express no opinion) is necessary or required in connection with the due authorization, execution and deliver of this Agreement or for the offering, issuance, sale or delivery of the Securities or the securities offered in the Concurrent Offerings or the performance by the Offerors of their respective obligations in this Agreement, the Pricing Agreement, the Remarketing Agreement, the Purchase Contract Agreement, the Pledge Agreement, the Indenture, the Debentures, the Trust Preferred Securities Guarantee Agreement, the Trust Preferred Securities Guarantee, the Declaration and the Securities.

                                       (xxviii) To the best of my knowledge,
                           there are no statues or regulations that are required to be described in the Prospectus that are not described as required.

                                       (xxix) The rights under the Company's
                           shareholder rights plan to which holders of the Securities will be entitled have been duly authorized and validly issued.

                                        (xxx) To the best of my knowledge,
                           neither the Company nor any subsidiary is in violation of its charter or by-laws and no default by the Company or any subsidiary exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement.

                  Moreover, such counsel shall confirm that nothing has come to such counsel's attention that would lead such counsel to believe that the Registration Statement or any amendment thereto, including the Rule 430A Information and Rule 434 Information (if applicable), (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which such counsel need make no statement), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which such counsel need make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  In rendering such opinion, such counsel may rely, as to matters of New York law, upon the opinion of Buchanan Ingersoll Professional Corporation, special counsel to the Offerors, and as to matters of Delaware law, upon the opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special Delaware counsel to the Offerors, in which case the opinion shall state that such counsel believes that you and such counsel are entitled to so rely.

                           (2) The favorable opinion, dated as of the Closing
                  Time, of Buchanan Ingersoll Professional Corporation, special counsel to the Offerors, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the Underwriters, to the effect that:

                                          (i) The Registration Statement,
                           including any Rule 462(b) Registration Statement, has been declared effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of our knowledge no stop order suspending the effectiveness of the Registration Statement or any 462(b) Registration Statement has been issued under the 1933 Act, and no proceedings therefor initiated, or threatened by the Commission.

                                         (ii) The Registration Statement and the
                           Prospectus and each amendment or supplement thereto (in each case, other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we need express no opinion) as of their respective effective or issue dates, or when amended, as appropriate, complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

                                        (iii) The information in the Prospectus
                           under the captions "The Trust," "Description of the FELINE PRIDES," "Description of the Purchase Contracts," "Certain Provisions of the Purchase Contract Agreements and the Pledge Agreement," "Description of the Trust Preferred Securities," "Description of the Guarantee," "Description of the Debentures," "Effect of Obligations Under the Debentures and the Guarantee," and "Description of the Common Stock," and in the Registration Statement under Item 15 to the extent that it constitutes matters of law, summaries of legal matters, the Company's charter and bylaws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects; and the opinion of such firm set forth under "Certain Federal Income Tax Consequences" is confirmed.

                                         (iv) The Purchase Contract Agreement,
                           the Purchase Contracts underlying the Securities being delivered at the Closing Time and at any Date of Delivery, and the Pledge Agreement have been duly authorized, executed and delivered by the Company and each is a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms; provided, however, that based on a review of applicable case law, upon the occurrence of a Termination Event, Section 365(e)(2) of the Bankruptcy Code (11 U.S.C. ss.ss. 101-1330, as amended) should not substantively limit the provisions of Sections 3.15 and 5.8 of the Purchase Contract Agreement and Section 4.3 of the Pledge Agreement that require termination of the Purchase Contracts and release of the Collateral Agent's security interest in the Trust Preferred Securities or the Treasury Securities; provided, however, that procedural restrictions respecting relief from the automatic stay under
                           Section 362 of the Code may affect the timing of the exercise of such rights and remedies.

                                          (v) When the Securities are issued in
                           accordance with the terms of the Purchase Contract Agreement and delivered against payment therefor, the Securities will entitle the holders thereof to the rights specified in the Purchase Contract Agreement.

                                         (vi) For purposes of the opinions
                           expressed therein, such counsel has assumed that (1) the Pledge Agreement has been authorized, executed and delivered by the Purchase Contract Agent on behalf of each of the holders of the Securities from time to time, (2) the Purchase Contract Agent is incorporated and validly existing under the laws of the state of its incorporation, (3) the Purchase Contract Agent and each of the holders of the Securities has full power, authority and legal right (including, without limitation, any legal right dependent upon there being no necessary governmental approvals or filings and no conflict with laws, governing documents or contracts) to make and perform its obligations under the Pledge Agreement, (4) the Pledge Agreement is the legal, valid, binding and enforceable obligation of the Purchase Contract Agent on behalf of each of the holders of the Securities from time to time, and (5) the Purchase Contract Agent and each holder of Securities has sufficient rights in the Preferred Securities or the Treasury Securities, as the case may be, for the security interest of the Collateral Agent for the benefit of the Company to attach.

                  For purposes of such counsel's opinion: (i) "UCC" means the Uniform Commercial Code as in effect on the date thereof in the State of New York; (ii) "Federal Book-Entry Regulations" means the United States Department of Treasury regulations governing the transfer and pledge of marketable Treasury Securities maintained in the form of entries in the records of the Federal Reserve Banks and set forth in 61 Fed. Reg. 43,626 (1996) (to be codified at 31 C.F.R. Part 357), (iii) "Securities Intermediary" means acting solely in its capacity as a "securities intermediary" as defined in the UCC and the Federal Book-Entry Regulations; and (iv) "Collateral Account" means account number maintained by the Securities Intermediary in the name as Purchase Contract Agent on behalf of the holders of certain securities of Kennametal Financing I, Collateral Account, subject to the security interest of The Chase Manhattan Bank, as Collateral Agent for the benefit of Kennametal, Inc. as pledgee pursuant to the Pledge
         Agreement, dated as of January   , 1998, among the Securities
         Intermediary, the Purchase Contract Agent and the Company (the "Pledge Agreement") and (v) acting as defined in Section 8-313(4) of the UCC.

                  The provisions of the Pledge Agreement are effective to create, in favor of the Collateral Agent for the benefit of the Company, a valid security interest under the UCC in all "securities entitlements" (as defined in Section 8-102(a)(17) of the UCC and the Federal Book-Entry Regulations) now or hereafter credited to the Collateral Account relating to Preferred Securities or Treasury Securities (such securities entitlements, the "Pledged Securities Entitlements"). The provisions of the Pledge Agreement are effective under the UCC and the Federal Book-Entry Regulations to perfect the security interest of the Collateral Agent for the benefit of the Company in the Pledged Security Entitlements.

                                        (vii) Assuming due authorization,
                           execution and delivery thereof by the Guarantee Trustee, the Trust Preferred Securities Guarantee Agreement is a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the Bankruptcy Exceptions.

                                       (viii) Assuming due authorization,
                           execution, and delivery thereof by the Debt Trustee, the Indenture is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Bankruptcy Exceptions; and the Indenture, Declaration and Trust Preferred Securities Agreement have been duly qualified under the 1939 Act.

                                         (ix) Assuming due authorization,
                           execution and delivery thereof by the Purchase Contract Agent, and the Remarketing Agent, the Remarketing Agreement is a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the Bankruptcy Exceptions.

                                          (x) The Securities, the Shares, the
                           Common Securities, the Debentures, each of the Guarantees, the Declaration and each of the Guarantee Agreements conform in all material respects to the description thereof contained in the Prospectus.

                                         (xi) No filing with, or authorization,
                           approval, consent, order, registration or qualification of or with any court or governmental authority or agency domestic or foreign is required for the entry into the Purchase Contracts underlying the Securities, the issuance and sale of the Securities by the Offerors to the Underwriters, or the issuance and sale of the Shares by the Company pursuant to such Purchase Contracts, or the performance by the Company and the Trust of their respective obligations under this Agreement, the Pricing Agreement, the Purchase Contracts, the Purchase Contract Agreement, the Pledge Agreement, the Remarketing Agreement, the Indenture, the Debentures, the Trust Preferred Securities Guarantee Agreement, the Trust Preferred Securities Guarantee, the Declaration and the Securities or the securities offered in the Concurrent Offerings, except such as has been obtained and made under the federal securities laws or such as may be required under state or foreign securities or Blue Sky laws.

                                        (xii) The issuance and sale of the
                           Securities do not contravene the Commodity Exchange Act or the regulations of the Commodity Futures Trading Commission.

                                       (xiii) None of the Trust nor the Company
                           or any of its subsidiaries is, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                  Moreover, such counsel shall confirm that nothing has come to such counsel's attention that would lead such counsel to believe that the Registration Statement or any amendment thereto, including the Rule 430A Information and Rule 434 Information (if applicable), (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which such counsel need make no statement), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which such counsel need make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           (3) The favorable opinion, dated as of the Closing
                  Time, of _________________, special German counsel to the Offerors, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the Underwriters to the effect:

                                          (i) Kennametal Hertel AG has been duly
                           incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not result in a Material Adverse Effect; all of the issued and outstanding capital stock of Kennametal Hertel AG has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of our knowledge, owned the Company directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and

                                       (ii) Other than as set forth in the
                           Prospectus, there are no legal or governmental proceedings pending to which Kennametal Hertel AG or any of its subsidiaries is a party or to which any property of Kennametal Hertel AG or any of its subsidiaries is the subject which reasonably would be expected individually or in the aggregate to have a Material Adverse Effect; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                           (4) The favorable opinion, dated as of the Closing
                  Time, of Skadden, Arps, Slate, Meagher & Flom LLP, special Delaware counsel to the Offerors, in form and substance satisfactory to counsel for the Underwriters to the effect that:

                                    (i) The Trust has been created and is
                           validly existing in good standing as a business trust under the Delaware Act, and has the business trust power and authority to conduct its business as described in the Prospectus.

                                    (ii) The Declaration constitutes a legal,
                           valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms, except that to the extent enforceability thereof may be limited by the (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforcement of provisions related to indemnification.

                                    (iii) Under the Delaware Act and the
                           Declaration, the Trust has the power and authority to
                           (i) execute and deliver, and to perform its obligations under, this Agreement, the Pricing Agreement and Remarketing Agreement (ii) issue, and perform its obligations under, the Trust Securities.

                                    (iv) Under the Delaware Act and the
                           Declaration, the execution and delivery by the Trust of this Agreement, the Pricing Agreement and the Remarketing Agreement, and the performance by the Trust of its obligations hereunder and thereunder, have been authorized by all necessary action on the part of the Trust.

                                    (v) The Trust Preferred Securities have been
                           authorized by the Declaration and, when executed by the Trust and authenticated by the Institutional Trustee in accordance with the Declaration and delivered against payment therefor in accordance with the terms of this Agreement, will be validly issued and, subject to qualifications hereinafter expressed, fully paid and non-assessable undivided beneficial interests in the assets of the Trust; the Holders of the Trust Preferred Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; said counsel may note that the holders of the Trust Preferred Securities may be obligated to make payments as set forth in the Declaration.

                                    (vi) The Common Securities have been
                           authorized by the Declaration and, when issued, executed and authenticated in accordance with the terms of the Declaration, and delivered and paid for as set forth in the Prospectus, will be validly issued, undivided beneficial interests in the assets of the Trust.

                                    (vii) Under the Delaware Act and the
                           Declaration, the issuance of the Trust Securities is not subject to preemptive or other similar rights.

                                    (viii) None of the execution and delivery by
                           the Trust of, or the performance by the Trust of its obligations under, this Agreement, the issuance and sale of the Trust Preferred Securities by the Trust in accordance with the terms of this Agreement, the Remarketing Agreement and the Pricing Agreement, or the consummation by the Trust of the other transactions contemplated thereby, will contravene any provisions of applicable Delaware law or Delaware administrative regulations or the Certificate of Trust or the Declaration.

                                    (ix) This Agreement, the Pricing Agreement
                           and the Remarketing Agreement have been authorized, executed and delivered by the Trust.

                                    (x) No authorization, approval, consent,
                           order, registration or qualification of or with any Delaware state governmental authority or Delaware state agency is required for the entry into the Purchase

                           Contracts underlying the Securities, the issuance and sale by the Trust of the Securities to the Underwriters, or the performance by the Company and the Trust of their respective obligations under this Agreement, the Pricing Agreement, the Remarketing Agreement, the Purchase Contracts, the Purchase Contract Agreement, the Pledge Agreement, the Indenture, the Debentures, the Trust Preferred Securities Guarantee Agreement, the Trust Preferred Securities Guarantee, the Declaration and the Trust Securities, except such as has been obtained and made under the federal securities laws or such as may be required under state securities or Blue Sky laws.

                           (5) The favorable opinion, dated as of the Closing
                  Time, of ________________, counsel to The First National Bank of Chicago, as Institutional Trustee under the Declaration, and Guarantee Trustee under the Trust Preferred Securities Guarantee Agreement, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter of each of the Underwriters, to the effect that:

                                    (i)        , is a Delaware corporation with
                           corporate powers, duly organized, validly existing and in good standing under the laws of the State of Delaware with all necessary power and authority to execute and deliver, and to carry out and perform its obligations under the terms of the Declaration and the Trust Preferred Securities Guarantee Agreement.

                                    (ii) The execution, delivery and performance
                           by the Institutional Trustee of the Declaration and the execution, delivery and performance by the Guarantee Trustee of the Trust Preferred Securities Guarantee Agreement have been duly authorized by all necessary corporate action on the part of the Institutional Trustee and the Guarantee Trustee, respectively. The Declaration and the Trust Preferred Securities Guarantee Agreement have been duly executed and delivered by the Institutional Trustee and the Guarantee Trustee, respectively, and constitute the legal, valid and binding obligations of the Institutional Trustee and the Guarantee Trustee, respectively, enforceable against the Institutional Trustee and the Guarantee Trustee, respectively, in accordance with their terms, subject to the Bankruptcy Exceptions.

                                    (iii) The execution, delivery and
                           performance of the Declaration and the Trust
                           Preferred Securities Guarantee Agreement by the Institutional Trustee and the Guarantee Trustee, respectively, do not conflict with or constitute a breach of the Articles of Organization or By-laws of the Institutional Trustee and the Guarantee Trustee, respectively.

                                    (iv) No consent, approval or authorization
                           of, or registration with or notice to, any Delaware or federal banking authority is required for the execution, delivery or performance by the Institutional Trustee and the Guarantee Trustee of the Declaration and the Trust Preferred Securities Guarantee Agreement.

                           (6) The favorable opinion, dated as of the Closing
                  Time, of            , counsel to The First National Bank of
                  Chicago, as Purchase Contract Agent, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the Underwriters, to the effect that:

                                    (i) The Purchase Contract Agent, is duly
                           incorporated and is validly existing as a banking corporation with trust powers under the laws of the United States with all necessary power and authority to execute, deliver and perform its obligations under the Purchase Contract Agreement and the Pledge Agreement.

                                    (ii) The execution, delivery and performance
                           by the Purchase Contract Agent of the Purchase Contract Agreement and the Pledge Agreement, and the authentication and delivery of the Securities have been duly authorized by all necessary corporate action on the part of the Purchase Contract Agent. The Purchase Contract Agreement and the Pledge Agreement have been duly executed and delivered by the Purchase Contract Agent, and constitute the legal, valid and binding obligations of the Purchase Contract Agent, enforceable against the Purchase Contract Agent in accordance with its terms, subject to the Bankruptcy Exceptions.

                                    (iii) the execution, delivery and
                           performance of the Purchase Contract Agreement and the Pledge Agreement by the Purchase Contract Agent does not conflict with or constitute a breach of the charter or by-laws of the Purchase Contract Agent.

                                    (iv) No consent, approval or authorization
                           of, or registration with or notice to, any state or federal governmental authority or agency is required for the execution, delivery or performance by the Purchase Contract Agent of the Purchase Contract Agreement and the Pledge Agreement.

                           (7) The opinion of Buchanan Ingersoll Professional
                  Corporation, special tax counsel to the Offerors, generally to the effect that based upon current law and the assumptions stated or referred to therein, under current U.S. federal income tax law: (i) the Trust will be classified as a grantor trust and not as an association taxable as a corporation; (ii) the Debentures will be classified as indebtedness of the Company and (iii) the discussion in the Prospectus under the caption "Certain Federal Income Tax Consequences" is a fair and accurate summary of the matters addressed therein, based upon current law and the assumptions stated or referred to therein.

                           (8) The favorable opinion, dated as of the Closing
                  Time, of Simpson Thacher & Bartlett, counsel for the Underwriters, in form and substance satisfactory to the Underwriters, with respect to the issuance and sale of the Securities, and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                           (9) The favorable opinions, dated as of the Closing
                  Time, of (i) LeBoeuf, Lamb, Greene, & MacRae L.L.P., special Connecticut counsel for the Company, (ii) LeBoeuf, Lamb, Greene, & MacRae L.L.P., special Pennsylvania counsel for the Company, (iii) Dickinson, Wright, Moon, Van Dusen & Freeman, special Michigan counsel for the Company, and (iv) Shook, Hardy & Bacon, special Kansas counsel for the Company, each in form and substance satisfactory to the Underwriters, with respect to the applicability of the "bucket shop" laws of such states.

                  (c) At the Closing Time, there shall not have been, since the date hereof or since the respective date as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Trust or the Company and its subsidiaries, considered as one enterprise, whether or not in the ordinary course of business, and the Representatives shall have received a certificate of the President or a Vice-President of the Company and of the Chief Financial Officer or Chief Accounting Officer of the Company and a certificate of a Regular Trustee of the Trust, dated as of the Closing Time, to the effect that (i) there has been no material adverse change,
         (ii) the representations and warranties in Section 1 hereof are true and correct as though expressly made at and as of the Closing Time,
         (iii) the Company and the Trust have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

                  (d) At the time of the execution of this Agreement, the Representatives shall have received from Arthur Andersen, LLP a letter dated such date in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the Underwriters as to such other matters as the Representatives may reasonably request.

                  (e) At the time of the execution of this Agreement, the Representatives shall have received from Price Waterhouse, LLP a letter dated such date in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the Underwriters, as to such other matters as the Representatives may reasonably request.

                  (f) At the Closing Time, the Representatives shall have received from Arthur Andersen, LLP a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the specified date referred to shall be a date not more than three days prior to the Closing Time.

                  (g) At the Closing Time, the Representatives shall have received from Price Waterhouse, LLP a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than three days prior to the Closing Time.

                  (h) At the Closing Time, and at each Date of Delivery, if any, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Offerors in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Representatives.

                  (i) At the Closing Time, (i) the Securities shall be rated in one of the four highest rating categories for preferred stock ("Investment Grade") by any nationally recognized statistical rating agency, and the Offerors shall have delivered to the Underwriters a letter, dated the Closing Time, from such nationally recognized statistical rating agency, or other evidence satisfactory to the Underwriters, confirming that the Securities have Investment Grade ratings; (ii) there shall not have occurred any decrease in the rating assigned to the Securities or any other securities of the Company or of the financial condition of the Company by any "nationally recognized statistical rating organization," as defined for purposes of Rule 436(g)(2) under the 1933 Act Regulations, and (iii) no such organization shall have publicly announced that it has under surveillance or review its rating of the Securities or any other securities of the Company or of the financial condition of the Company.

                  (j) At the Closing Time, the Income PRIDES and the Shares shall have been approved for listing on the New York Stock Exchange upon notice of issuance.

                  (k) In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Offerors contained herein and the statements in any certificates furnished by the Offerors hereunder shall be true and correct as of, and as if made on, each Date of Delivery, and at the relevant Date of Deliveries:

                  (1)  the Representatives shall have received:

                           (i) A certificate, dated such Date of Delivery, of
                  the President or a Vice-President of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company and a certificate of a Regular Trustee of the Trust confirming that the certificate delivered at the Closing Time pursuant to
                  Section 5(c) hereof is true and correct as of, and as if made on, such Date of Delivery.

                           (ii) The favorable opinion of David T. Cofer, Vice
                  President, Secretary, and General Counsel of the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 5(b)(1) hereof.

                           (iii) The favorable opinion of Buchanan Ingersoll
                  Professional Corporation, special counsel and special tax counsel for the Offerors, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinions required by Sections 5(b)(2) and 5(b)(7) hereof.

                           (iv) The favorable opinion of _____________________,
                  special German counsel to the Offerors, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery to the same effect as the opinion required by
                  Section 5(b)(3).

                           (v) The favorable opinion of Skadden, Arps, Slate,
                  Meagher and Flom LLP, special Delaware counsel for the Offerors, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 5(b)(4) hereof.

                           (vi) The favorable opinion of               , counsel
                  to The First National Bank of Chicago, as Institutional Trustee and as Guarantee Trustee, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 5(b)(5) hereof.

                           (vii) The favorable opinion of , counsel to The First
                  National Bank of Chicago, as Purchase Contract Agent, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by
                  Section 5(b)(6) hereof.

                           (viii) The favorable opinion of Simpson Thacher &
                  Bartlett, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise The First National Bank of Chicago an Institutional Trustee and an Guarantee Trustee to the same effect as the opinion required by Section 5(b)(8) hereof.

                           (ix) A letter from Arthur Andersen, LLP in form and
                  substance satisfactory to the Representatives and dated such Date of Delivery, substantially the same in form and substance as the letter furnished to the Representatives pursuant to
                  Section 5(f) hereof, except that the "specified date" in the letter furnished pursuant to this Section shall be a date not more than five days prior to such Date of Delivery.

                           (x) A letter from Price Waterhouse, LLP in form and
                  substance satisfactory to the Representatives and dated such Date of Delivery, substantially the same in form and substance as the letter furnished to the Representatives pursuant to
                  Section 5(g) hereof, except that the "specified date" in the letter furnished pursuant to this Section shall be a date not more than five days prior to such Date of Delivery.

                  (2) At each Date of Delivery, (i) the Securities shall be rated in one of the four highest rating categories for preferred stock ("Investment Grade") by any nationally recognized statistical rating agency, and the Offerors shall have delivered to the Underwriters a letter, dated such Date of Delivery, from such nationally recognized statistical rating agency, or other evidence satisfactory to the Underwriters, confirming that the Securities have Investment Grade ratings; (ii) there shall not have occurred any decrease in the rating assigned to the Securities or any other securities of the Company or of the financial condition of the Company by any "nationally recognized statistical rating organization," as defined for purposes of Rule 436(g)(2) under the 1933 Act Regulations, and (iii) no such organization shall have publicly announced that it has under surveillance or review its rating of the Securities or any other securities of the Company or of the financial condition of the Company.

         If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities, on a Date of Delivery which is after the Closing Time, the obligations of the Representatives to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company at any time at or prior to the Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

                  SECTION 6. Indemnification.

                  (a) The Offerors agree to jointly and severally indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be part thereof, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, provided, that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Offerors; and

                  (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

         provided, however, that the foregoing indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Offerors by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

                  (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, the Trust and each of its Trustees who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Offerors by such Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

                  (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch and, in the case of parties indemnified pursuant to section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                  (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

                  SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Offerors on the one hand, and the Underwriters, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Offerors on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

                  The relative benefits received by Offerors on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Securities (before deducting expenses) received by the Offerors and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet bear to the aggregate initial public offering price of such Securities as set forth on such cover.

                  The relative fault of the Offerors, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Offerors or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Offerors and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

                  Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which such Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

                  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company and each Trustee of the Trust who signed the Registration Statement, and each person, if any, who controls the Company and the Trust within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Offerors. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

                  SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement and the Pricing Agreement, or contained in certificates of officers of the Company or trustees of the Trust submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriters or controlling person, or by or on behalf of the Company, and shall survive delivery of and payment for the Securities to the Underwriters.

                  SECTION 9. Termination of Agreement.

                  (a) The Representatives may terminate this Agreement, by notice to the Company at any time at or prior to the Closing Time, if (i) there has been, since the date of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) there has occurred any material adverse change in the financial markets in the United States or the international financial markets or any outbreak of hostilities or escalation of hostilities or other calamity or crisis, or any change or development involving a prospective change in national or international political, financial or economic conditions, the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or
(iii) if trading in the Common Stock or any other security of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on either the American Stock Exchange, the New York Stock Exchange or in the Nasdaq National Market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal, New York or Pennsylvania authorities.

                  (b) If this Agreement and the Pricing Agreement are terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4, and provided, further, that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

                  SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

                  (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

                  (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

         No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

         In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either the Representatives or the Company shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

                  SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Representatives shall be directed to the Representatives c/o Merrill Lynch at Merrill Lynch World Headquarters, World Financial Center, North Tower, New York, New York 10281, Attention of John Bolebruch; notices to the Company and the Trust shall be directed to it at Kennametal Inc., Route 981 South at Westmoreland County Airport, Latrobe, Pennsylvania 15650, Attention of David T. Cofer.

                  SECTION 12. Parties. This Agreement and the Pricing Agreement shall each inure to the benefit of and be binding upon the Offerors and the Underwriters and their respective successors. Nothing expressed or mentioned in this Agreement or the Pricing Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Offerors and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or the Pricing Agreement or any provision herein or therein contained. This Agreement and the Pricing Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and thereto and their respective successors and legal representatives, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from the Underwriters shall be deemed to be a successor by reason merely of such purchase.

                  SECTION 13. GOVERNING LAW AND TIME. THIS AGREEMENT AND THE PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME UNLESS OTHERWISE INDICATED.

                  SECTION 14. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, shall become a binding agreement among the Company, the Trust and the Underwriters in accordance with its terms.

                                       Very truly yours,

                                       KENNAMETAL INC.


                                       By: ____________________________
                                           Name:
                                           Title:


                                       KENNAMETAL FINANCING I


                                       By: ____________________________
                                           Name:
                                           Title: Regular Trustee


                                       By: ____________________________
                                           Name:
                                           Title: Regular Trustee



CONFIRMED AND ACCEPTED,
as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
  INCORPORATED
GOLDMAN, SACHS & CO.
By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
         INCORPORATED


By: _____________________________
       Authorized Signatory:

                                   SCHEDULE A



       Name of Underwriter                                        Number of
       -------------------                                         Initial
                                                                 Securities
                                                                 ----------

Merrill Lynch, Pierce, Fenner & Smith
                Incorporated.............................
Goldman, Sachs & Co......................................







                                                                    ----------
Total....................................................
                                                                    ==========

                                                                   SCHEDULE B


                                 KENNAMETAL INC.
                          (A PENNSYLVANIA CORPORATION)

                             KENNAMETAL FINANCING I
                           (A DELAWARE BUSINESS TRUST)

                                     , FELINE PRIDES*

                       (STATED AMOUNT OF $50 PER SECURITY)

                               EACH CONSISTING OF

                     A PURCHASE CONTRACT OF KENNAMETAL INC.
                   REQUIRING THE PURCHASE ON FEBRUARY 16, 2001
                       OF CERTAIN SHARES OF CAPITAL STOCK
                               OF KENNAMETAL INC.

                                       AND

                         A   % TRUST PREFERRED SECURITY
                            OF KENNAMETAL FINANCING I


                                PRICING AGREEMENT

                                                               January   , 1998


MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
       Incorporated,
GOLDMAN, SACHS & CO.
c/o Merrill Lynch & Co.
Merrill Lynch World Headquarters
World Financial Center
North Tower
New York, New York 10281

Ladies and Gentlemen:

             Reference is made to the Purchase Agreement, dated January __, 1998 (the "Purchase Agreement"), relating to the purchase by the Underwriters named therein of the

--------

         * "FELINE PRIDES" IS A SERVICE MARK OF MERRILL LYNCH & CO., INC.

above FELINE PRIDES (the "Securities") of Kennametal Inc. (the "Company"), and Kennametal Financing I (the "Trust").

             Pursuant to Section 2 of the Purchase Agreement, the Company and the Trust agree with each of the Underwriters as follows:

             1. The initial public offering price per security for the Securities, determined as provided in said Section 2, shall be $50.00.

             2. The purchase price per security for the Securities to be paid by
       the Underwriters shall be $    , being an amount equal to the initial
       public offering price set forth above less $     per security.

                                                                   Schedule C


                              List of Subsidiaries